UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2011
QLT Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C. Canada,	V5T 4 T5

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (604) 707-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 29, 2011, QLT Inc. issued a press release (i) announcing the results of its Phase II clinical study on the safety and efficacy of the Latanoprost Punctal Plug Delivery System (L-PPDS) in subjects with ocular hypertension (OH) and open-angle glaucoma (OAG), and (ii) providing R&D expense guidance for full year 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits
Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number	Description

99.1	Press Release dated August 29, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.
Date: August 29, 2011	By:	/s/ Cameron Nelson
		Name:	Cameron Nelson
		Title:	Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 29, 2011